UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 21, 2005

                           Chicago Rivet & Machine Co.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


         Illinois                    0-1227              36-0904920
         --------                  ----------           ------------
(State or other jurisdiction      (Commission          (IRS Employer
     of incorporation)            File Number)       Identification No.)


   901 Frontenac Road, Naperville, Illinois                     60563
   ----------------------------------------                     -----
   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (630) 357-8500
                                                   --------------


--------------------------------------------------------------------------------
   (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers.

(b) On November 21, 2005, John C. Osterman, President, Chief Operating Officer and Treasurer of Chicago Rivet & Machine Co. (the "Company") and a member of the Company's Board of Directors, notified the Company of his intention to retire. Mr. Osterman's retirement from his positions as an officer and director of the Company will become effective on December 31, 2006 or such earlier date as the Company hires a replacement president and chief operating officer.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CHICAGO RIVET & MACHINE CO.


                                      /s/ John C. Osterman
                                      --------------------
   Date: November 22, 2005            By:  John C. Osterman
                                      Its: President, Chief Operating Officer
                                           and Treasurer